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                                                                       EXHIBIT 1

                                800,000 Shares
                        UNITED FINANCIAL MORTGAGE CORP.
                                 Common Stock

UNDERWRITING AGREEMENT
August ____, 1997

MILLS FINANCIAL SERVICES, INC.
20 N. Clark Street, Ste. 2411
Chicago, Illinois 60602

Dear Sirs:

     Section 1. Introductory.
                ------------

     UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation (the "Company"), proposes to issue and sell 800,000 shares of its authorized but unissued Common Stock, no par value (the "Firm Common Stock") to you, or if there be any so named, to the several underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as representative. In addition, the Company proposes to grant to you or to the Underwriters, as the case may be, an option to purchase up to an aggregate of 120,000 additional shares of Common Stock (the "Optional Common Shares"), as provided in Section 5 hereof. The Firm Common Shares and, to the extent such option is exercised, the Optional Common Shares are hereinafter collectively referred to as the "Common Shares."

     In addition, the Company proposes to sell to Mills Financial Services, Inc. warrants ("Underwriter's Warrants") to purchase 80,000 (up-to 92,000 if the over-allotment option is exercised) pursuant to an Underwriter's Warrant Purchase Agreement between the Company and Mills Financial Services, Inc.

     You have advised the Company that you or the Underwriters, as the case may be, propose to make a public offering of their respective portions of the Common Shares on the effective date of the registration statement hereinafter referred to, or as soon thereafter as in your judgment is advisable.

     The Company hereby confirms its agreements with respect to the purchase of the Common Shares by you or the Underwriters, as the case may be, as follows.

     Section 2. Representations and Warranties of the Company.
                ---------------------------------------------

     The Company represents and warrants to the several Underwriters that:



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     (a)  A registration statement on Form SB-2 (File No. 333-27037) with respect to the Common Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. If the Company prepares and files prior to the effective date of such registration statement an amendment or amendments to such registration statement, such amendment or amendments will have been similarly prepared. There have been delivered to you two signed copies of such registration statement and all amendments, if any, together with two copies of each exhibit filed therewith. Conformed copies of such registration statement and amendments, if any, (but without exhibits) and of any related preliminary prospectus have been delivered to you in such reasonable quantities as you have requested for you and for each of the Underwriters, as the case may be. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, or (ii) a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information and, except to the extent that you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific substantive changes (beyond that contained in the latest Preliminary Prospectus) as the Company shall have previously advised you in writing would be included or made therein.

     The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Common Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no filing pursuant to Rule 424(b) of the

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Rules and Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective. The term "Rule 430(A) Information" means information with respect to the Common Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430(A) of the Rules and Regulations. Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form SB-2 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be.

     (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and at the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will contain all material statements and information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, no representation or warranty contained in this subsection 2(b) shall be applicable to information contained in or omitted from the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you or by or on behalf of any Underwriter, directly or through the Representative, specifically for use in the preparation thereof.

     (c) The Company does not own or control, directly or indirectly, any corporation, association or other entity. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to own and lease its properties and conduct its business as described in the Prospectus; the Company is in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates and orders material to the conduct of its business, all of which are valid and in full force and effect; the Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification except for jurisdictions in which the Company has no place of business and in which the failure to so qualify would not have a material adverse effect upon the Company; and no proceeding has been instituted in any
                                      3
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such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     (d) The Company has an authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus and has outstanding 3,100,029 shares of Common Stock and 213 shares of Class A Preferred stock; the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Prospectus. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock purchase and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth under the heading "Stock Option Plan" in Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (e) The Common Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right which has not been waived to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated by this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the transfer and sale of the Common Shares to be sold by the Company as contemplated herein.

     (f) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company in accordance with its terms. The making and performance of this

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Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the Company's Articles of Incorporation or Bylaws and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, any statute or any authorization judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Act, the Blue Sky laws applicable to the public offering of the Common Shares by you or the several Underwriters, as the case may be, the rules and regulations of the Chicago Stock Exchange, Inc. and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD").

     (g) The financial statements and schedules of the Company, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the respective dates of such financial statements and schedules, and the results of operations and changes in financial position of the Company for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by Craig Shaffer and Associates, Ltd., C.P.A.

     (h) There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company; and no labor disturbance by the employees of the Company exists or is imminent which might be expected to affect adversely such condition, properties, business, results of operations or prospects. The Company is not a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulator body, administrative agency or other governmental body.

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     (i)  Since the respective dates as of which information is given in the
Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus: (1) the Company has not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material agreement or other transaction which is not in the ordinary course of business; (2) the Company has not sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (3) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (4) there has not been any change in the capital stock (other than upon the sale of the Common Shares hereunder and upon the exercise of options or pursuant to other employee benefit plans described in the Registration Statement) or indebtedness material to the Company (other than in the ordinary course of business); and (5) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company.

     (j) The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company which could materially and adversely affect the business, operations or properties of the Company.

     Section 4.  Representations and Warranties of the Underwriters.
                 --------------------------------------------------

     Mills Financial Services, Inc., for itself or as the Representative, on behalf of the several Underwriters, as the case may be, represents and warrants to the Company that the information set forth (i) on the cover page of the Prospectus with respect to price, underwriting discounts and commissions and terms of offering and (ii) under "Underwriting" in the Prospectus was the only information furnished to the Company by it or on behalf of the Underwriters, as the case may be, for use in connection with the preparation of the Registration Statement and the Prospectus and is correct in all material respects. If applicable, the Representative represents and warrants that it has been authorized by each of the other Underwriters as the Representative to enter into this Agreement on its behalf and to act for it in the manner herein provided

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     Section 5.  Purchase, Sale and Delivery of Underwritten Shares and
                 ------------------------------------------------------
Underwriter's Warrants
----------------------

     (a)  Firm Common Shares. On the basis of the representations, warranties
          ------------------
and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to you or to the Underwriters, as the case may be, the Firm Common Shares which are in the amount of 800,000 shares. You or, if applicable, you on behalf of the Underwriters agree, severally and not jointly, as the case may be, to purchase from the Company the number of Firm Common Shares described below which are in the aggregate equal to 800,000 shares. The purchase price per share to be paid by you or the several Underwriters, as the case may be, to the Company shall be $_______ per share

     The obligation of you or, if applicable, each Underwriter to the Company shall be to purchase from the Company that number of Firm Common Shares which is equal to the number of shares set forth opposite the name of you or such Underwriter, as the case may be, in Schedule A hereto.

     Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Mills Financial Services, Inc., 20 N. Clark Street, Suite 2411, Chicago, Illinois (or such other place as may be agreed upon by the Company and you) at such time and date, not later than the fifth full business day following the effective date of the Registration Statement, as you shall designate by at least 48 hours prior notice to the Company (or at such other time and date, not later than one week after such fifth full business day as may be agreed upon by the Company and you) (the "First Closing Date").

     Delivery of certificates for the Firm Common Shares shall be made by or on behalf of the Company to you, for your account or for the respective accounts of the Underwriters, as the case may be, with respect to the Firm Common Shares to be sold by the Company against payment by you, for your account or for the accounts of the several Underwriters, as the case may be, of the purchase price therefor by certified or official bank checks payable in Chicago Clearing House (next day) funds to the order of the Company. The certificates for the Firm Common Shares shall be registered in such names and denominations as you shall have requested at least two full business days prior to the First Closing Date, and shall be made available for checking and packaging on the business day preceding the First Closing Date at a location in Chicago, Illinois as may be designated by you. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to your obligations or the obligations of the Underwriters, as the case may be.

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     (b)  Optional Common Shares.  In addition, on the basis of the
          ----------------------
representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to you or to the several Underwriters, as the case may be, to purchase, in the case of the several Underwriters severally and not jointly, up to 120,000 Optional Common Shares at the purchase price per share to be paid for the Firm Common Shares, for use solely in covering any over-allotments made by you for your account or for the account of the Underwriters, as the case may be, in the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) within 45 days after the first date that any of the Common Shares are released by you for sale to the public, upon notice by you to the Company setting forth the aggregate number of Optional Common Shares as to which you or the Underwriters, as the case may be, are exercising the option, the names and denominations in which the certificates for such shares are to be registered and the time and place at which such certificates are to be delivered. Such time of delivery (which may not be earlier than the First Closing Date), being herein referred to as the "Second Closing Date," shall be determined by you, but if at any time other than the First Closing Date shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If applicable, the number of Optional Common Shares to be purchased by each Underwriter shall be the same percentage of the total number of Optional Common Shares to be sold by the Company as such Underwriter is purchasing of the Firm Common Shares (subject to such adjustments to eliminate any fractional share purchases as you in your discretion may make). Certificates for the Optional Common Shares will be made available for checking and packaging on the business day preceding the Second Closing Date at a location in Chicago, Illinois as may be designated by you. The manner of payment for and delivery of the Optional Common Shares shall be the same as for the Firm Common Shares purchased from the Company. At any time before lapse of the option, you may cancel such option by giving written notice of such cancellation to the Company. If the option is cancelled or expires unexercised in whole or in part, the Company will deregister under the Act the number of Optional Common Shares as to which the option has not been exercised.

     (c)  Acceptance of Delivery and Payment. If applicable, you have advised
          ----------------------------------
the Company that each Underwriter has authorized you to accept delivery of its Common Shares, to make payment and to receipt therefor. If applicable, you, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by you by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not

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relieve such Underwriter from any of its obligations under this Agreement.

     (d)  Public Offering. Subject to the terms and conditions hereof, you or
          ---------------
the Underwriters, as the case may be, propose to make a public offering of your or their respective portions of the Common Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and at the public offering price set forth on the cover page of and on the terms set forth in the Prospectus.

     (e)  Underwriter's Warrants. On the basis of the representations,
          ----------------------
warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to Mills Financial Services, Inc., and Mills Financial Services, Inc. agrees to purchase, the Underwriter's Warrants at a purchase price of $.001 per Underwriter's Warrant. The Underwriter's Warrant shall be substantially in the form contained in the Underwriter's Warrant Purchase Agreement filed as Exhibit ____ to the Registration Statement, with such changes therein, if any, as may be agreed upon by the Company and Mills Financial Services, Inc., shall be dated the Closing Date, and shall evidence the right of Mills Financial Services, Inc. to purchase from the Company up to 92,000 shares of Common Stock (subject to adjustment as provided in the Underwriter's Warrants) at the price per share and upon the terms and conditions provided in the Underwriter's Warrants and the Underwriter's Warrant Purchase Agreement.

     Section 5. Covenants of the Company.
                ------------------------

     The Company covenants and agrees that:

     (a) The Company will use its reasonable best efforts to cause the Registration Statement to become effective and will advise you immediately, and confirm the advice in writing, (i) of the receipt of any comments of the Commission, (ii) of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus or for additional information, (iii) when the Registration Statement shall have become effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose. If the Commission shall enter any such stop order at any time, the Company will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. The Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus of which you have not been furnished with a copy a reasonable time prior to such filing or to which you reasonably object or which is not in compliance in all material respects with the Act and the Rules and Regulations.

     (b) If at any time within nine months of the effectiveness of the Registration Statement when a prospectus relating to the Common Shares is required to be delivered under the Act any event occurs, as a result of which the Prospectus, including any amendments or supplements, would include an unture statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements, to comply with the Act or the Rules and Regulations, the Company will promptly advise you thereof and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and will use its best efforts to cause the same to become effective as soon as possible; and, in case you or any Underwriter, as the case may be, is required to deliver a prospectus nine months or more after the effective date of the Registration Statement, the Company upon request, but at your expense or the expense of such Underwriter, will promptly prepare such amendment or amendments to the Registration Statement and such Prospectus or Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a) (3) of the Act.

     (c) Prior to the Second Closing Date, the Company will not repurchase or otherwise acquire any of the Company's Common Stock or declare or pay any dividend or made any other distribution upon its Common Stock.

     (d) As soon as practicable, but not later than 45 days after the end of the first quarter ending after one year following the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of 12 consecutive months beginning after the effective date of the Registration Statement which will satisfy the provisions of the last paragraph of Section 11(a) of the Act.

     (e) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company, at its expense, but only for the first nine months after the effective date of the Registration Statement, will furnish to you or mail to your order copies of the Registration Statement, the Prospectus, the Preliminary Prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as you may request, for the purposes contemplated by the Act.

     (f) The Company shall cooperate with you and your counsel in order to list the Common Shares for trading on the Chicago Stock Exchange and qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as you designate, will use its best efforts to comply with such laws and use its best efforts to continue such listing, qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise you promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with your cooperation, will use its reasonable best efforts to obtain the withdrawal thereof.

     (g) During the period of five years hereafter, the Company will furnish to you or upon your request as Representative of the Underwriters, to each of the other Underwriters, as the case may be: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and changes in financial position for the year then ended and the opinion thereon of the Company's independent public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-KSB, Quarterly Report on Form 10-QSB, Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

     (h) During the period of 180 days after the date hereof, without your prior written consent, individually or as Representative of the Underwriters, the Company will not other than pursuant to outstanding stock options and the terms of other employee benefit plans disclosed in the Prospectus issue, offer, sell, grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable for its Common Stock or other equity security under circumstances where such securities may be sold into the public market during such period.

     You, individually or on behalf of the Underwriters, as the case may be, may, in your sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

     Section   6.   Non-Accountable Allowance; Payment of Expenses.
                    ----------------------------------------------

     (a)  Non-Accountable Allowance. Upon the consummation of the transactions
          -------------------------
contemplated hereunder and, in any event, not later than the date of the First Closing and, if applicable, again on the date of the Second Closing, the Company shall reimburse Mills Financial Services, Inc. for its expenses on a
non-accountable basis in the amount of $         , which amount shall not exceed
three percent (3%) of the gross proceeds to the Company from the transactions contemplated herein.

     (b)  Other Expenses. Whether or not the transactions contemplated hereunder
          --------------
are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay all costs, fees and expenses (excluding any legal fees, costs or expenses of counsel to the Underwriters) incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limiting the generality of the foregoing, (i) the cost of preparation, printing and filing of the Registration and exhibits and all amendments and supplements thereto with the Securities and Exchange Commission, (ii) the cost of printing and delivering to the Underwriters all copies of the preliminary prospectus and final prospectus reasonably requested by the Underwriters, (iii) all filing fees and costs (other than legal fees of counsel to the Underwriters) connected with the Securities and Exchange Commission, National Association of Securities Dealers, Inc., the Chicago Stock Exchange and the "blue sky" commissions of those states in which the offering is to be made, and (iv) the costs and expenses of tombstone advertisements and those associated with a series of presentations in various financial centers.

     Section   7.   Conditions of the Obligations of the Underwriters.
                    -------------------------------------------------

     The obligations of the several Underwriters to purchase and pay for the Firm Common Shares on the First Closing Date and the Optional Common Shares on the Second Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company herein set forth as of the date hereof and as of the First Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

     (a) The Registration Statement shall have become effective not later than 5:00 P.M., Washington, D.C. Time, on the date of this Agreement, or at such later time as shall have been consented to by you; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424 (b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424 (b) of the Rules and Regulations; and prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the Knowledge of the Company shall be contemplated by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to your satisfaction.

     (b) The legality and sufficiency of the authorization, issuance and sale of the Common Shares being sold by the Company, the validity and form of the certificates representing the Common Shares, the execution and delivery of this Agreement and all corporate proceedings and other legal matters incident thereto, and the form of the Registration Statement and the Prospectus (except financial statements and numerical data) shall have been approved by counsel for you or the Underwriters, as the case may be.

     (c) You shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel for you or the Underwriters, as the case may be , is or may be material or omits to state a fact which, in the opinion of such counsel, is or may be material and is or maybe required to be stated therein or necessary to make the statements therein not misleading.

     (d) You shall be satisfied that since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there shall not have been any change in the capital stock other than pursuant to the exercise of outstanding options and other employee benefit plans disclosed in the Prospectus of the Company or any material change in the indebtedness (other than in the ordinary courses of business) of the Company or any of its subsidiaries, (ii) except as set forth or contemplated by the Registration Statement or the Prospectus, no material agreement or other transaction shall have been entered into by the Company which is not in the ordinary course of business, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained which materially and adversely affects the condition (financial or otherwise), business, results of operations or prospects of the Company, (iv) no legal or governmental action, suit or proceeding affecting the Company which is material to the

Company or which affects or may affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material adverse change in the condition (financial or otherwise), business, management, results of operations or prospects of the Company which makes it impractical or inadvisable in your reasonable judgment to proceed with the public offering or purchase the Common Shares as contemplated hereby.

     (e) There shall have been furnished to you, individually or as Representative of the Underwriters, as the case may be, on each Closing Date, in form and substance satisfactory to you, except as otherwise expressly provided below:

     (i) An opinion of Robert S. Luce, Esq., counsel for the Company addressed to you or to you as Representative of the several Underwriters, as the case may be, and dated the First Closing Date or the Second Closing Date as the case may be, to the effect that:

          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement;

          (2) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus and has outstanding 3,100,029 shares of Common Stock and 213 shares of Class A Preferred Stock; all necessary and proper corporate proceedings have been taken in order to authorize validly such authorized Common Stock; all outstanding shares of Common Stock (including the Firm Common Shares and any Optional Common Shares) and all outstanding shares of Class A Preferred Stock have been duly and validly issued, are fully paid and nonassessable, not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase any securities and conform to the description thereof contained in the Prospectus; without limiting the foregoing, there are no preemptive or other rights to subscribe for or purchase any of the Common Shares to be sold by the Company hereunder;

          (3) Except as disclosed in or specifically contemplated by the Prospectus, to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

          (4) (a) The Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

               (b) The Registration Statement, the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations, and nothing has come to such counsel's attention that would lead such counsel to believe that either at the effective date of the Registration Statement or at the applicable Closing Date the Registration Statement or the Prospectus, or any such amendment or supplement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therin or necessary to make the statements therein not misleading;


               (c) To the best of such counsel's knowledge, there are no franchises, leases, contracts, agreements or documents required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed or filed, as required;

               (d) The descriptions in the Registration Statement and the Prospectus of franchises, leases, contracts, agreements and other documents are accurate in all material respects and such descriptions fairly present in all material respects the information required to be shown;

               (e) The description of the Company's stock option, stock purchase and other stock plans and arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to said plans, arrangements, options and rights;

               (f) To the best of such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company which are required to be described in the Prospectus which are not described as required; and

               (g) The documents incorporated by reference in the Prospectus (except for any financial statements and schedules included in such documents as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents (except for any financial statements and schedules included in such documents as to which such counsel need express no opinion), when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

          (5) The Company has full right and authority to enter into this Agreement and to sell and deliver the Common Shares to be sold by it to you or the several Underwriters, as the case may be; this Agreement has been duly and validly authorized by all necessary corporate action by the Company, has been duly and validly executed and delivered by and on behalf of the Company, and is valid and binding agreement of the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except as to those provisions relating to indemnity or contribution for liabilities arising under the Act as to which no opinion need be expressed; and no approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of the Common Shares by the Underwriter or the several Underwriters, as the case may be, and the clearance of such offering with the NASD;

          (6) The execution and performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company is a party or by which the Company or any of its property may be bound or affected which is material to the Company, or violate any of the provisions of the Articles of Incorporation or Bylaws of the Company or, so far as is known to such counsel, violate any statute, judgment, decree, order,rule or regulation of any court or governmental body having jurisdiction over the Company or any of its property;

          (7) The Company is not in violation of its Articles of Incorporation or Bylaws, or, to the best of such counsel's knowledge (such counsel having made reasonable investigation with respect thereto) in material breach of or default with respect to any provision of any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company is a party or by which it or any of its properties may be bound or affected, except where such default would not materially adversely affect the Company; and, to the best of such counsel's knowledge, the Company is in compliance with all laws, rules, regulations, judgments, decrees, orders and statutes of any court or jurisdiction to which it is subject, except where noncompliance would not materially adversely affect the Company;

          (8) To the best of such counsel's knowledge, no holders of securities of the Company have rights which have not been waived to the registration of shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby.

In rendering such opinion, such counsel may rely as to matters of local law, on opinions of local counsel, as to matters of fact, on certificates of the officers of the Company and of governmental officials, and as to matters set forth in Section 3(f) and in the last phrase of paragraph (7) of this Section 7, such counsel may rely in part on opinions of other counsel retained by the Company, in which their opinion is to state that they are so doing and that the Underwriter or the several Underwriters, as the case may be, are justified in relying on such opinions or certificates and copies of said opinions or certificates are to be attached to the opinion.

     (ii) Such opinion or opinions of Peter B. Shaeffer, Attorney-at-law, counsel for you or the Underwriters, as the case may be, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the incorporation of the Company, the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Common Shares, the Registration Statement and the Prospectus and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents and shall have exhibited to him such papers and records as he may reasonably request for the purpose of enabling him to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company and governmental officials.

     (iii) A certificate of the Company executed by the President and such other officer or key employees of the Company as may reasonably be designated by you, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that, and you shall be reasonably satisfied that:

            (1) The representations and warranties of the Company set forth in Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date;

            (2) The Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued, and to the best of the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

            (3) Each of the respective signers of the certificate has carefully examined the Registration Statement and the Prospectus; in his opinion and to the best of his knowledge, the Registration Statement and the Prospectus and any amendments or supplements thereto contain all statements required to be stated therein regarding the Company; and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (4) Since the initial date on which the Registration Statement was filed, no agreement, written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment;

            (5) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations, management or prospects of the Company; and no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; since such dates and except as so disclosed, the Company has not entered into any agreement or other transaction which is not in the ordinary course of business or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the First Closing Date or Second Closing Date; and

            (6) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, the Company has not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured).

     (iv) On the day before the date of the Registration Statement and also on the First Closing Date and the Second Closing Date a letter addressed to you or to you as Representative of the Underwriters, as the case may be, from Craig Shaffer and Associates, ltd., C.P.A., independent accountants, the first one to be dated the day before the date of this Agreement, the second one to be dated the First Closing Date and the third one (in the event of a Second Closing) to be dated the Second Closing Date, in form and substance satisfactory to you.

     (v) Such assurances as you may require that on the First Closing Date and the Second Closing Date the Common Shares are qualified for public offering and sale by registered dealers or exempt from the necessity of qualifications or registrations for such public offering and sale in such jurisdictions as you have theretofore specified; that the Registration Statement has been declared effective under the Act; and that there is no stop order or similar proceeding in effect, pending or contemplated with respect to any such qualification, exemption, effectiveness or approval.

     (vi) On or before the First Closing Date, such letters from the shareholders of the Company as the Company, with our assistance, shall have obtained after using the Company's best efforts, in form and substance satisfactory to you, confirming that for a period of 180 days after the date of the Prospectus such person will not directly or indirectly sell or offer to sell or otherwise dispose of any shares of Common Stock or any right to acquire such shares without your prior, written consent.

     All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to you and to Peter B. Shaeffer, counsel for you or the Underwriters, as the case may be. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you request. Any certificates signed by any officer or key employee of the Company and delivered to you or to counsel for you or the Underwriters, as the case may be, shall be deemed to be a representation and warranty by the Company to you or the Underwriters, as the case may be, as to the statements made therein.

     If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the First Closing Date is not so satisfied, this Agreement at your election will terminate upon notification by you to the Company without liability on the part of any Underwriter or the Company except for the expenses to be paid or reimbursed by the Company pursuant to Sections 6(b) and 8 hereof and except to the extent provided in Section 10 hereof.

     Section 8. No Reimbursement of Costs or Expenses.
                -------------------------------------

     Notwithstanding any other provisions hereof, if this Agreement shall be terminated by you pursuant to Section 7 or by you or the Company pursuant to
Section 14, or if the sale to you or the Underwriters, as the case may be, of the Common Shares at the First Closing is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provisions hereof, neither you or the Underwriter, as the case may be, nor the Company shall be required to reimburse the other or others, as the case may be, for any costs or expenses incurred by you or them or incurred by the Company. Any such termination shall be without liability of any party to any other party except that the provisions of this Section, Section 6(b) and Section 10 shall at all times be effective and shall apply.

     Section 9. Effectiveness of Registration Statement.
                ---------------------------------------

     The Company will use its best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

     Section 10. Indemnification.
                 ---------------

     (a) The Company agrees to indemnify and hold harmless you or each Underwriter and each person, if any, who controls you or any such Underwriter, as the case may be, within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which you or such Underwriter, as the case may be, or such controlling person may become subject, under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent to the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading; and will reimburse you or each Underwriter, as the case may be, and each such controlling person for any legal and other expenses reasonably incurred by you or such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by you or by or on behalf of any Underwriter through the Representative, as the case may be, specifically for use therein; and provided further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of you or any Underwriter, as the case may be, from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Common Shares concerned (or to the benefit of any person controlling you or such Underwriter, as the case may be) to the extent that any such loss, claim, damage, liability or expense of you or such Underwriter, as the case may be, or controlling person results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of sale of such Common Shares to such person as required by the Act, and if the untrue statement or omission has been corrected in the Prospectus unless such failure to deliver the Prospectus was a result of noncompliance by the Company with its obligations under Section 5(e) hereof; and provided further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

     (b) You or each Underwriter severally, as the case may be, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer or controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with
Section 4 of this Agreement or any other written information furnished to the Company by you or such Underwriter through the Representative, as the case may be, specifically for use in the preparation thereof; and will reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. This indemnity agreement will be in addition to any liability which you or such Underwriter, as the case may be, may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (d) If the indemnification provided for in this Section 10 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or
(c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then such applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and you or the Underwriters, as the case may be, from the offering of the Common Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and you or the Underwriters, as the case may be, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company and you or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or you or the Underwriters, as the case may be, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subparagraph (c) of this Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subparagraph (c) of this Section 10 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subparagraph (d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subparagraph (c) for purposes of indemnification. The Company and you or the Underwriters, as the case may be, agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10, neither you nor any Underwriter, as the case may be, shall be required to contribute any amount in excess of the amount by which the total underwriting discount received by you or such Underwriter, as the case may be, in connection with the Common Shares underwritten by it and distributed to the public exceeds the amount of any damages which you or such Underwriter has otherwise been required to pay by reason of such untrue alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If applicable, the Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

     (e) In addition to and without in any way limiting the other obligations of the parties under this Section 10, the Company hereby further agrees to reimburse you or each Underwriter, as the case may be, and each person who controls you or any such Underwriter within the meaning of Section 15 of the Act on a quarterly basis for one-half of all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (a) of this Section 10, notwithstanding the possibility that such payments might later be held to be improper, but only under circumstances where you or such Underwriter has selected separate counsel or elected to participate in the defense of the action as permitted by the proviso of the second sentence of Section 10(c) hereof. To the extent that any payment is ultimately held to be improper, you or each Underwriter, as the case may be, shall promptly refund such payment.

     Section 11. Default of the Underwriters.
                 ---------------------------

     It shall be a condition to this Agreement and the Obligation of the Company to sell and deliver the Common Shares hereunder, and a condition of your obligation, or the obligations of each Underwriter, as the case may be, to purchase the Common Shares in the manner as described herein, that, except as hereinafter in this paragraph provided, you or each of the Underwriters, as the case may be, shall purchase and pay for all the Common Shares agreed to be purchased by you or such Underwriter hereunder upon tender to you individually or as the Representative of the several Underwriters, as the case may be, of all such shares in accordance with the terms hereof. If applicable, if any Underwriter or Underwriters default in their obligations to purchase Common Shares hereunder on either the First or Second Closing Date and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date does not exceed 10% of the total number of Common Shares which the Underwriters are obligated to purchase on such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Common Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Common Shares with respect to which such default occurs is more than the above percentage and arrangements satisfactory to you and the Company for the purchase of such Common Shares by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company except for the expenses to be paid by the Company pursuant to Section 6(b) hereof and except to the extent provided in
Section 10 hereof.

     If applicable, in the event that Common Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by another party or parties, the Representative or the Company shall have the right to postpone the First or Second Closing Date as the case may be, for not more than five business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     Section 12. Effective Date.
                 --------------

     This Agreement shall become effective immediately as to Sections 6(b), 8, 10, 14 and 15 and, as to all other provisions, (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 4:00 P.M., Chicago time, on the first full business day following the effectiveness of the Registration Statement, or (ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, at 4:00 P.M., Chicago time, on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Common Shares for sale to the public. For the purposes of this
Section 12, the Common Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Common Shares or upon the release by you of telegrams (i) advising Underwriters that the Common Shares are released for public offering, or (ii) offering the Common Shares for sale to securities dealers, whichever may occur first.

     Section 13. Right of First Refusal/Right to Designee
                 ----------------------------------------

     (a) For a period of three (3) years from the date of this Agreement, the Company will not enter into an agreement for a public or private offering for cash (other than to employees) of any securities of the Company or any affiliate of the Company or any securities offered by the Company or any affiliate for cash to or through any person, firm or corporation other than Mills Financial Services, Inc. unless and until the Company shall have first negotiated for the sale of such securities with or through or offered to sell such securities to Mills Financial Securities, Inc. The Company shall notify Mills Financial Services, Inc. in writing of the Company's intention to offer such securities in an offering covered by this right of first refusal and the terms (including the price or other method of determining the underwriting or placement discount or fee) and the conditions of the proposed offering. Mills Financial Services, Inc. shall then have 10 days from the date of receipt of such written notice to decide whether to participate in such proposed offering. If Mills Financial Services, Inc. determines that it does not wish to participate in the proposed offering, then it shall so notify the Company of its intention in writing not later than 30 days from the receipt of notice from the Company of such proposed offering. If Mills Financial Services, Inc. determines not to participate in such offering, then the Company may, within a period of 90 days from the date of receipt of notice from Mills Financial Services, Inc. of its intention not to participate, enter into a letter of intent for the public sale or, as appropriate, a contract for the private sale, of any of such securities through any other person, firm or corporation on the same general terms and conditions as those which were tendered by the Company to Mills Financial Services, Inc. Provided, however, as to a public offering, it a definitive underwriting agreement with a firm commitment is not executed by the Company with such third party within 180 days thereafter, all the rights of Mills Financial Services, Inc. hereunder with respect to such offering shall be reinstated. Nothing in this Agreement shall be construed as granting the continuation of such preferential right on the part of Mills Financial

Services, Inc. beyond such three-year period.

     (b) For a period of three (3) years from the date of this Agreement, at the request of Mills Financial Services, Inc., the Company shall nominate and use its best efforts (including solicitation of proxies) to elect a designee of Mills Financial Services, Inc. to the Board of Directors of the Company or, alternatively, at the exclusive option of Mills Financial Services, Inc., to permit a designee of Mills Financial Services, Inc. to receive notice of and attend all special and regular meetings of the Board of Directors of the Company. The designation by Mills Financial Services, Inc. of a designee hereunder shall be in writing.

     Section 14. Termination.
                 -----------

     Without limiting the right to terminate this Agreement pursuant to any other provision hereof:

          (a) This Agreement may be terminated by the Company by notice to you or by you by notice to the Company at any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Company to you or any Underwriter, as the case may be (except for the expenses to be paid or reimbursed by the Company pursuant to Sections 6 and 8 hereof and except to the extent provided in Section 10 hereof) or of any Underwriter to the Company (except to the extent provided in Section 10 hereof).

          (b) This Agreement may also be terminated by you, individually or as Representative of the several Underwriters, as the case may be, prior to the First Closing Date by notice to the Company (i) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange, the American Stock Exchange, the Chicago Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on any such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal, New York or Illinois authorities or (ii) if an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated to such an extent, as, in your judgment, to affect adversely the marketability of the Common Shares. Any termination pursuant to this subsection (b) shall be without liability on your part or on the part of any Underwriter, as the case may be, to the Company or on the part of the Company to you or any Underwriter, as the case may be (except to the extent provided in Section 10 hereof).

     Section 15. Representations and Indemnities to Survive Delivery.
                 ---------------------------------------------------

     The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers or key employees and of you or the Underwriters, as the case may be, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by you individually or on behalf of any Underwriter, as the case may be, or the Company or any of its or their partners, officers or directors or any controlling person, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

     Section 16. Notices.
                 -------
     All communications hereunder shall be in writing and, if sent to you individually or on behalf of the several Underwriters, shall be mailed, delivered, telefaxed or telegraphed and confirmed to you at 20 N. Clark Street, Suite 2411, Chicago, Illinois 60602, Attention: Joseph Kurczodyna; and if sent to the Company shall be mailed, delivered, telefaxed or telegraphed and confirmed to the Company at 600 Enterprise Drive, Suite 206, Oak Brook, Illinois 60521, Attention: Joseph Khoshabe. The Company, or you may change the address for receipt of communications hereunder by giving notice to the other.

     Section 17. Successors.
                 ----------

     This Agreement shall inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 12 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 10, and in each case their respective successors, personal representatives and assigns, and no other person will have any right or obligation hereunder. No such assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from you or any of the Underwriters merely by reason of such purchase.

     Section 18. Representative of Underwriters.
                 ------------------------------

     If applicable, you will act as Representative for the several Underwriters in connection with all dealings hereunder, and any action under or in respect of this

Agreement taken by the Underwriters jointly or by Mills Financial Services, Inc., as Representative, will be binding upon all the Underwriters.

     Section 19. Partial Unenforceability.
                 ------------------------

     The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     Section 20. Applicable Law.
                 --------------

     This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of Illinois.

     Section 21. General.
                 -------

     This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

     In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and you, individually or on behalf of the several Underwriters, as the case may be.

                  Balance of Page Left Blank, Intentionally)

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Company and Mills Financial Services, Inc. or the several Underwriters including you, as the case may be, all in accordance with its terms.


                                   Very truly yours,

                                   UNITED FINANCIAL MORTGAGE CORP.


                                   By: _____________________________
                                          Joseph Khoshabe, President


The foregoing Underwriting Agreement is hereby confirmed and accepted by us in Chicago, Illinois as of the date first above written.


MILLS FINANCIAL SERVICES, INC.

If applicable, acting as Representative of the several Underwriters named in the attached Schedule A.


By MILLS FINANCIAL SERVICES, INC.


By: _______________________________
       Joseph Kurczodyna, President

                                  SCHEDULE A

                                                  Number of Firm Common
Name of Underwriter                               Shares to be Purchased
-------------------                               ----------------------

Mill Financial Services, Inc.

                   UNDERWRITER'S WARRANT PURCHASE AGREEMENT

                               August ___, 1997



Mills Financial Services, Inc.
Attn: Joseph Kurczodyna, President
20 North Clark Street
Suite 2411
Chicago, IL 60602

Dear Mr. Kurczodyna:

     United Financial Mortgage Corp., an Illinois corporation (the "Company"), hereby agrees with you as follows:

     1. Concurrently with the execution of the Warrant Purchase Agreement (the "Agreement"), the Company is entering into an Underwriting Agreement (the "Underwriting Agreement"), dated the same date as this Agreement, with you as Underwriter.

     2. Subject to and concurrent with the closing of the public offering by the Company of 800,000 shares of the Company's common stock (not including up to 120,000 shares of the Company's Common Stock which the Underwriter may purchase to cover over-allotments) pursuant to the Underwriting Agreement (which event is called the "Closing"), the Company will sell and deliver to you for a cost of $.001 per Warrant, a Warrant in the form of Exhibit A hereto, to purchase up to eighty thousand (80,000), or up to ninety-two thousand (92,000) depending on the exercise of the over-allotment option, shares of common stock of the Company at an exercise price of 120% of the price at which the Common Stock sold pursuant to the Underwriting Agreement is offered to the public (the "Warrant").

     3. The Company covenants that all shares that may be issued upon the exercise of the Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants that during the period within which the Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of common stock to permit the exercise of the Warrant.

     4. Neither the Warrant nor your right under this Agreement shall be transferable for a period of twelve months after the Closing, except to a transferee under (i), (ii), (iii), or (iv) below, and thereafter to any of the following:

     (i) A co-underwriter for which the Underwriter is acting as Representative and with respect to such co-underwriter only transferable according to this Section 4;

     (ii)  a successor by merger or consolidation;

     (iii) a purchaser of substantially all your assets; and

          (iv) among your officers, but only if such persons are shareholders of you or of your successor in interest, or

          (v) one or more underwriters for the purpose of immediately exercising the Warrant and making a public distribution of the underlying shares.

The provisions of this Section 4 shall be binding upon any transferee of the Warrant.

     5. (a) The provisions of this Section 5 shall be binding upon any transferee of the Warrant and upon each holder of shares of common stock or other Company securities issued upon exercise of the Warrant (the "Shares") until such Shares shall have been sold to the public pursuant to either an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or an exemption from registration established to the satisfaction of the Company. You and each transferee will cause any proposed transferee of the Shares to agree to take and hold the Shares subject to the provisions of this Section 5. As used in this Section 5, the term "Shares" includes any shares of the Company's common stock or other securities issued in respect of the Shares pursuant to any stock split, stock dividend, recapitalization or otherwise; and the term "Warrant" includes any warrant or warrants issued in exchange for the original Warrant.

          (b) Prior to any proposed transfer of the Warrant or of the Shares, the holder thereof shall give written notice to the Company stating such holder's intention to effect such transfer and describing the circumstances of the proposed transfer in sufficient detail, accompanied by either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, or (ii) a "no action" letter from the staff of the Securities and Exchange Commission to the effect that the staff will not recommend that enforcement action be taken if the proposed transfer is effected without registration. Subject to evidence of compliance with any applicable state securities or "blue sky" law or laws, the Company shall promptly notify the holder in writing that such holder may proceed with its transfer as described, and, if the transfer is of Shares, shall instruct its transfer agent to remove any stop-transfer restrictions against the Shares when transferred as proposed.

     6. The terms and conditions of the Warrant, including those as to registration rights, dilution and price adjustment, shall be set forth in the form of Warrant attached hereto in incorporated as if fully set forth herein


                  (Balance of Page Left Blank, Intentionally)

     If the foregoing correctly sets forth our understanding, please sign below.




                                        Very truly yours,

                                        United Financial Mortgage Corp.


                                   By __________________________________
                                        Joseph Khoshabe, President

Accepted as of the
date written above:

Mills Financial Services, Inc.



By ____________________________________
      Joseph Kurczodyna, President

THIS SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO ANY EFFECTIVE REGISTRATION STATEMENT MADE UNDER THE SECURITIES ACT OF 1993 (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT

                 Underwriter's Warrant to Purchase __________
                 Shares of Common Stock


                             UNDERWRITER'S WARRANT
                             ---------------------

                        UNITED FINANCIAL MORTGAGE CORP.
                        ------------------------------

     THIS IS TO CERTIFY THAT for $_______ consideration paid and received,MILLS FINANCIAL SERVICES, INC., 20 North Clark Street, Ste. 2411, Chicago, Illinois 60602 or registered assigns (hereinafter the "Holder" or "Mills") is entitled to purchase from UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation (hereinafter the "Company"), ______________ Shares of the Company's at a price of $________ per Share of Common Stock. Except as otherwise provide herein, this Underwriter's Warrant is exercisable at any time on or after August ____, 1998, and not later than 3:30 P.M., Chicago Time, on August ____, 2002.

     The Shares of Common Stock issuable upon exercise of the Underwriter's Warrant have been registered under a registration statement filed by the Company on Form SB-2 (File No. 333-27037) and declared effective by the Securities and Exchange Commission on August ____, 1997 (the "Registration Statement"). This Underwriter's Warrant is issued pursuant to an underwriting agreement dated August ____, 1997 between the Company and Mills Financial Services, Inc. (the "Underwriter").

     The Common Stock which is issuable upon exercise of the Underwriter's Warrant shall bear the same terms and conditions as described under the section captioned "Description of Capital Stock" in the Registration Statement, provided, however, that the holders of such Common Stock shall have registration rights under the Securities Act of 1933 as more fully described in Paragraph 6 of this Underwriter's Warrant.

     1.   Exercise of Underwriter's Warrant.
          ---------------------------------

          (a) The Underwriter's Warrant will not be exercisable and may not be sold from August ____, 1997 until 3:30 P.M., Chicago Time, on August ____, 1998, provided, however, that if the Company merges or reorganizes during such period in such a way as to terminate the Underwriter's Warrant or any component thereof, it will be exercisable immediately prior to such action.

          (b) The Underwriter's Warrant will be exercisable in whole or in part at any time or from time to time from and after 3:30 P.M., Chicago Time, on August __, 1998 until 3:30 P.M., Chicago Time, on August __, 2002.

          (c) After 3:30 P.M., Chicago Time, on August __, 2002, the Holder shall have no right to exercise the Underwriter's Warrant.

          (d) The exercise price of the Underwriter's Warrant shall be $______ per Share of Common Stock, which exercise price shall be subject to adjustment as provided in Section 8 herein.

     2.   Procedures for Exercise of Underwriter's Warrant.  The rights
          ------------------------------------------------
represented by this Underwriter's Warrant may be exercised in whole or in part by (i) presentation and surrender hereof to the Company (or such office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) with the purchase form annexed hereto duly executed; (ii) payment to the Company of the exercise price then in effect for the number of Shares of Common Stock specified in the purchase form together with any applicable stock transfer taxes; and
(iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Section 6 and Section 7 of this Underwriter's Warrant. This Underwriter's Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Underwriter's Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such Common Stock at that time and date. The certificates for the Common Stock and Unit Warrants so purchased shall be delivered to the holder within a reasonable time, not exceeding ten (10) days after the rights represented by this Underwriter's Warrant shall have been so exercised. If this Underwriter's Warrant should be exercised in part only, the Company shall, upon surrender of this Underwriter's Warrant for cancellation, execute and deliver a new Underwriter's Warrant evidencing the right of the holder to purchase the balance of the Shares of Common Stock purchasable hereunder.

     3.   Assignment, Transfer, Exchange or Loss of Underwriter's Warrant.  The
          ---------------------------------------------------------------
Underwriter's Warrants may not be transferred, assigned or hypothecated, except that they may be assigned, in whole or in part, to any successor of the Underwriter, or to a bona fide officer of the Underwriter who is also a shareholder of the Underwriter, or to members of any underwriting or selling group who are members of the National Association of Securities Dealers, Inc. or to a bona fide partner of such member or bona fide officer of such member who is also a shareholder of such member, or pursuant to the laws of inheritance or intestacy, provided, however, that such assigns, if any, are permitted by applicable rules of the NASD and the applicable state blue sky laws. Any such assignment shall be made by surrender of this Underwriter's Warrant to the Company with the assignment form annexed hereto duly executed with funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Underwriter's Warrant in the name of the assignee named in such instrument of assignment and this Underwriter's Warrant shall be promptly canceled. This Underwriter's Warrant may be divided or combined with other Underwriter's Warrants which carry the same rights upon presentation thereof at the office of the Company together with a written notice signed by the Holder specifying the names and denominations in which new Underwriter's Warrants are to be issued. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Underwriter's Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Underwriter's Warrant, if mutilated, the Company will execute and deliver a new Underwriter's Warrant of like tenor and date. Any such new Underwriter's Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Underwriter's Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     4.   Reservation of Shares; Fractional Shares; The Company covenants and
          -----------------------------------------
agrees that all shares of Common Stock which may be issued upon exercise of the Underwriter's Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable, and no personal liability will attach to the holder thereof. The Company further covenants and agrees that during the periods within which this Underwriter's Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock for issuance upon exercise of the Underwriter's Warrant.

     5.   Rights of Holder.  The Holder of this Underwriter's Warrant shall not,
          ----------------
by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of Holder are limited to those expressed in the Underwriter's Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.   Registration Under the Securities Act of 1933
          ---------------------------------------------

          (a)  Registration Rights - Piggy-Back.
               --------------------------------

               (i)    Right.  In the event that the Company files a registration
                      -----
statement (defined here to include a Notification under Regulation A under the Act and the Offering Circular included therein) under the Securities Act of 1933, as amend, ("Act") which relates to a current offering of securities of the Company (except in connection with an offering to employees), such registration statement and the prospectus included therein shall, at the written request to the Company by the holder of an Underwriter's Warrant or the Common Stock purchased upon exercise of the Underwriter's Warrant (such securities collectively referred to as the "Registrable Securities"), include and relate to, and meet the requirements of the Act with respect to, the public offering of such Registrable Securities so as to permit the public sale thereof in compliance with the Act. In addition, the Company shall use its best efforts to register and qualify any of the Registrable Securities for sale in such states as are reasonably designated by the holders of the Registrable Securities.

               (ii)   Notice Requirement.  The Company shall give written notice
                      ------------------
to the holders of the Registrable Securities of the Company's intention to file a registration statement under the Act relating to a current offering of securities of the Company, sixty (60) or more days prior to the filing of such registration statement, and the written request provided for in subsection 6(a) herein shall be made by the holders of the Registrable Securities forty-five
(45) or more days prior to the date specified in the notice as the date on which the Company intends to file such registration statement.

               (iii)  Duration of Piggy-BAck Right.  The registration rights and
                      ----------------------------
notification requirements provided for in subsections 6(a)(i) and 6(a)(ii) herein shall be in force during the period from August __, 1998 to 3:30 P.M., Chicago Time on August __, 2004.

               (iv)   Information and Indemnification.  The Distributing Holders
                      -------------------------------
shall furnish the Company with such information as the Company may reasonably request in connection with the registration of the Registrable Securities. The Distributing Holders and the Company shall provided and receive indemnification as provided for in Section 7 hereof, except that the maximum amount which may be recovered by a Distributing Holder from the Company shall be limited to the amount of proceeds received by the Distributing Holder pursuant to the sale of securities pursuant to the registration statement.

               (v)  Expenses.  The Company shall bear all the costs of the
                    --------
registration and qualification provided for in this Section 6(a), but the Company shall not be responsible for the cost of separate counsel for the Distributing Holders to review the registration statement. Nor will the Company be responsible for any underwriting compensation applicable to the securities sold pursuant to the registration right provided for herein.

          (b)  Registration Rights - Demand.
               ----------------------------

               (i)  Right.  If any Fifty-Percent Holder ("50% Holder"), as
                    -----
defined in paragraph 6(d) below, shall give written notice to the Company to the effect that such 50% Holder desires to transfer any or all of the Registrable Securities owned by the 50% Holder under such circumstances that a public distribution (within the meaning of the Act) of any such Registrable Securities may be involved, then the Company will promptly, but no later than sixty (60) days after receipt of such notice, file, not more than once, a registration statement or, if available, a Notification on Form 1-A (collectively, "registration statement"), and all necessary amendments thereto, under the Securities Act, registering or qualifying, as the case may be, the Registrable Securities requested to be registered or qualified. The Company will use its best efforts to cause such registration statement to become and remain effective (including the taking of such steps as are necessary to obtain the removal of any stop order) and shall use its best efforts to register and qualify any of the Registrable Securities for sale in such states as are reasonably designated by the 50% Holder. The Company will maintain such registration statement current under the Act for a period of at least six (6) months (and for up to an additional three (3) months if requested by the 50% Holder) from the effective date thereof.

               (ii)    Limitation - One-Time Right. The registra- right
                       ---------------------------
provided for in subsection 6(b)(i) shall be exercised only once.

               (iii)   Notification to Other Holders.  Within ten (10) days
                       -----------------------------
after receipt of the written notice provided for in subsection 6(b)(i), the Company shall give notice to the other holders of Registrable Securities advising that the Company is proceeding with such registration statement and offering to include therein the Registrable Securities of such other holders. The election by such other holders to participate shall be made in writing to the Company not later than ten (10) days after receipt of the notice provided for herein. The 50% Holder and the other holders electing to participate shall be hereinafter referred to as the "Distributing Holders".

               (iv) Duration of Demand Right. The registration right and
                    ------------------------
notification requirements provided for in subsections 6(b)(i) and 6(b)(iii) herein shall be in force during the period from August ___, 1998 to 3:30 P.M., Chicago Time on August ___, 2002.

               (v)  Information and Indemnification.  The Distributing Holders
                    -------------------------------
shall furnish the Company with such information as the Company may reasonably request in connection with the registration of the Registrable Securities. The Distributing Holders and the Company shall provide and receive indemnification as provided for in Section 7 hereof, except that the maximum amount which may be recovered by a Distributing Holder from the Company shall be limited to the amount of proceeds received by the Distributing Holder pursuant to the sale of securities pursuant to the registration statement.

               (vi) Expenses.  The Company shall bear all the costs of the
                    --------
registration and qualification provided for in this Section 6(b), but the Company shall not be responsible for the cost of separate counsel for the Distributing Holders to review the registration statement. Nor will the Company be responsible for any underwriting compensation applicable to the securities sold pursuant to the registration right provided for herein.

          (c)  Registration - Non-Demand.  In addition to the rights above
               -------------------------
provided in subsections 6(a) and 6(b) herein, the Company will cooperate with the then holder(s) of the Underwriter's Warrants in preparing and signing any Registration Statement or Notification, in addition to the Registration Statements or Notifications discussed above, required in order to sell or transfer the shares issued upon the exercise of the Underwriter's Warrant, and will supply all information required therefor, but such additional Registration Statement or Notification shall be at the then holder(s) cost and expense.

          (d)  Fifty-Percent (50%) Holder. The term "50% Holder" as used in this
               --------------------------
Paragraph 6 shall mean, assuming exercise of all Underwriter's Warrants, the holder of at least fifty-percent (50%) of the Common Stock issued or issuable upon such exercise and shall include any owner or combination of owners of such securities.

          (e)  Registration on Form S-3.  In the event the Company receives from
               ------------------------
the 50% Holder a request that the Company effect a registration on Form S-3 with respect to Registrable Securities and if Form S-3 is available for such offering by the 50% Holder, the Company shall, as soon as practicable, effect such registration as would permit or facilitate the sale and distribution of the Registrable Securities as are specified in the request. All expenses incurred in connection with the registration pursuant to this Section 6(e) shall be borne by the Company. Registrations pursuant to this Section 6(e) shall not be counted as a demand for registration pursuant to Section 6(b) hereof. Holders of other securities of the Company having registration rights shall have the ability to be included in the registration on Form S-3.

     7.   Indemnification
          ---------------

          (a) Whenever pursuant to Paragraph 6 a registration statement relating to the Underwriter's Warrant or any Shares of Common Stock issued or issuable upon the exercise of any Underwriter's Warrants, is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each holder of the securities covered by such registration statement, amendment or supplement (such holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such controlling person and underwriter for any legal or other expenses reasonably incurred by the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided; however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder, for use in the preparation thereof.

          (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

          (c) Promptly after receipt by an indemnified party under this Paragraph 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 7.

          (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and under such circumstances, the indemnifying party will not be liable to such indemnified party for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          8.   Anti-Dilution Provisions. The exercise price of the Underwriter's
               -----------------------
Warrant and the number of Shares of Common Stock purchasable upon the exercise of the Underwriter's Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

               (a)  Adjustment of Exercise Prices.
                    -----------------------------

                    (1)  No Consideration or Consideration Less than
                    -------------------------------------------

     Exercise Price of Underwriter's Warrant.  In case the Company should at any
     ---------------------------------------
time or from time to time during the life of the Underwriter's Warrants issue or sell any shares of Common Stock (other than the Common Stock which may be purchased pursuant to options, warrants and/or conversion rights outstanding as of the date of this Underwriter's Warrant) without consideration or for a consideration per share less than the exercise price of the Underwriter's Warrant in effect immediately prior to the time of the issue or sale, then forthwith upon such issue or sale, the exercise price of the Underwriter's Warrant shall be adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of shares of the Company's Common Stock outstanding immediately prior to such issue or sale multiplied by the exercise price in effect immediately prior to such issue or sale and (y) the consideration, if any, received by the Company upon such issuance or sale by
(ii) the total number of shares of the Company's Common Stock outstanding immediately after such issue or sale.

               (2)  Options.  For purposes of the computations provided for in
                    -------
subsection 8(a) (1) above, this subsection 8(a) (2) shall be applicable. In case the Company at any time hereafter shall in any manner grant any right to subscribe for or to purchase, or grant any option for the purchase of Common Stock or for the purchase of securities convertible into or exchangeable for Common Stock, and the minimum price per share (determined in accordance with subsection 8(a) (2) (i) below) for which Common Stock is issuable upon exercise or conversion shall be less than the exercise price of the Underwriter's Warrant, then, for purposes of the calculations provided for in subsection 8(a)
(1) above, the maximum amount of Common Stock issuable upon exercise of the purchase rights or conversion rights described herein shall be deemed to have been issued for the minimum price per share, provided, that no further
                                             --------
adjustment of the exercise price of the Underwriter's Warrant shall be made upon the actual issue of Common Stock so deemed to have been issued; and further
                                                                    -------
provided, that upon the expiration of such rights, options or conversion rights,
--------
the exercise price of the Underwriter's Warrant shall be adjusted to the price that would have prevailed had all prior adjustments been made on the basis of the issuance only of the Common Stock actually issued upon the exercise of the purchase rights and conversion rights described herein.

                    (i) The "minimum price per share" referred to in subsection 8(a) (2) shall be determined by dividing the total amount to be received by the Company in consideration both for the right to purchase the Common Stock and the actual purchase of the Common Stock, by the maximum number of shares of Common Stock issuable pursuant to the purchase rights, options or conversions rights.

               (3)  Convertible Securities.  For purposes of the computation
                    ----------------------
provided for in subsection 8(a) (1) above, this subsection 8(a) (3) shall be applicable. In case the Company at any time hereafter shall in any manner issue or sell any securities which are convertible into Common Stock ("Convertible Securities") and the minimum price per share (determined in accordance with subsection 8(a)(3)(i) below) for which Common Stock is issuable upon conversion shall be less than the exercise price of the Underwriter's Warrant, then, for purposes of the calculation provided for in subsection 8(a) (1) above, the maximum amount of Common Stock issuable upon conversion of the Convertible Securities shall be deemed to have been issued for the minimum price per share, provided, that no further adjustment of the exercise price of the Underwriter's
--------
Warrant shall be made upon the actual issue of Common Stock so deemed to have been issued; and further provided, that if any such issue or sale of Convertible
                 ----------------
Securities is made upon exercise of any right to subscribe of or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the exercise price of the Underwriter's Warrant has been or is to be made pursuant to Section 8(a) (2), no further adjustment of the exercise prices shall be made by reason of such issue or sale; and further provided, that upon
                                             ----------------
termination of the right to convert or to exchange such Convertible Securities for Common Stock, the exercise price of the Underwriter's Warrant shall be adjusted to the price that would have prevailed had all prior adjustments been made on the basis of the issuance only of the Common Stock actually issued upon the conversion or exchange of the Convertible Securities described herein.

                    (i) The "minimum price per share" referred to in subsection 8(a) (3) shall be determined by dividing the total amount to be received by the Company in consideration both for the issuance of the Convertible Security and for actual exchange or conversion of the Convertible Security into shares of Common Stock, by the maximum number of shares of Common Stock issuable pursuant to the exchange of conversion of the Convertible Securities.

               (4)  Determination of Issue Price.  For purposes of the
                    ----------------------------
computations provided for in this Section 8, this subsection 8(a) (4) shall be applicable. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for cash the consideration received therefor, after deducting therefrom any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for consideration part or all of which shall be other than cash, then, for the purposes of this Section 8, the Board of Directors of the Company shall make a good faith determination of the fair value of such consideration, irrespective of accounting treatment, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance of Common Stock for a consideration other than cash and the issuance of such securities shall be deemed to have occurred immediately prior to the close of business on the date fixed for the determination of the identity of the security holders entitled to received such Common Stock. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or other securities shall be issued together with other stock or securities or other assets of the Company for a consideration which includes both, the Board of Directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issuance of such shares of Common Stock, Convertible Securities, rights or options.

               (5)  Determination of Date of Issue.  In case the Company shall
                    ------------------------------
take a record of the holders of any Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (6)  Treasury Shares.  For the purpose of this Section 8, shares
                    ---------------
of Common Stock at any relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.

          (b)  Adjustment of Exercise Prices - Stock Dividend, Distribution,
               ------------------------------------------------------------
Subdivision or Reclassification.  Anything in this Section 8 to the contrary
-------------------------------
notwithstanding, in case the Company shall at any time (i) issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the exercise price of the Underwriter's Warrant in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall each be adjusted so that each shall equal a price determined by multiplying the exercise price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Notwithstanding anything to the contrary contained in this Underwriter's Warrant, in the event an adjustment to the exercise price of the Underwriter's Warrant is effected pursuant to this subsection 8(b) a corresponding adjustment to the number of Shares of Common Stock issuable upon exercise of the Underwriter's Warrant shall be made pursuant to Section 8(c) below. Adjustment of the exercise price shall be made successively whenever any event described herein shall occur.

          (c)  Adjustment of Number of Shares of Common Stock Issuable upon
               -----------------------------------------------------------
Exercise of Underwriter's Warrants. Whenever the exercise price of the
----------------------------------
Underwriter's Warrant is adjusted pursuant to subsection 8(a) above, the number of Shares of Common Stock issuable upon exercise of this Underwriter's Warrant shall simultaneously be adjusted by multiplying the number of Shares of Common Stock initially issuable upon exercise of this Underwriter's Warrant by the exercise price in effect immediately prior to the referenced adjustment and dividing the product so obtained by the exercise price as adjusted. Adjustment of the number of Shares of Common Stock issuable upon exercise of the Underwriter's Warrants shall be made successively whenever any event described herein shall occur.

          (d)  No Adjustment For Small Amounts. Anything in this Section 8 to
               -------------------------------
the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in an exercise price unless and until the net effect of one or more adjustments, determined as above provided, shall have required an adjustment by at least five cents ($.05), but when the cumulative net effect of more than one adjustment so determined shall be to change the actual exercise price by at least five cents ($.05), such change in the exercise price shall thereupon be given effect.

          (e)  Computations and Notifications. Whenever any exercise price is
               ------------------------------
adjusted as provided for herein, the Company shall promptly but no later than ten (10) days after any written request for such adjustment by Holder, cause a notice setting forth the adjusted exercise price and adjusted number of securities to be issued upon exercise and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to Holder, at the addresses set forth herein, and shall cause a certified copy thereof to be mailed to the warrant agent of the Company. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustments.

          (f)  Notices to Holders of Underwriter's Warrant. So long as this
               -------------------------------------------
Underwriter's Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the place and date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

          (g)  Reclassification, Reorganization or Merger. In case of any
               ------------------------------------------
reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Underwriter's Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the holder shall have the right thereafter, by exercising this Underwriter's Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance.

Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Underwriter's Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (f)(i) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the holder.

          (h)  Spin-Offs. In the event the Company spins-off a subsidiary by
               ---------
distributing to the shareholders of the Company as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Underwriters' Warrants, shares of the subsidiary to be delivered to the holders of the Underwriters' Warrants upon exercise to the same extent as if they were owners of record of the Shares of Common Stock issuable upon exercise of the Underwriter's Warrant on the record date for payment of the shares of the subsidiary.

     9.   Governing Law. This Warrant shall be governed by and in accordance
          -------------
with the laws of the State of Illinois.

     IN WITNESS WHEREOF, United Financial Mortgage Corp. has caused this Warrant to be signed by its duly authorized officer under its corporate seal on this ____ day of ________________, 1997.


                                             UNITED FINANCIAL MORTGAGE CORP.


                                        By:  ___________________________________
                                                  Joseph Khoshabe, President
                                                  and Chief Executive Officer

[Seal]

Attest:

___________________________
     Secretary

                                 PURCHASE FORM
                                 -------------

         (To be completed only upon exercise of Underwriter's Warrant)


                                                 Date:     ____________________,
199_

     The undersigned, the Holder of the foregoing Underwriter's Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Underwriter's Warrant to the extent of purchasing __________ Shares of Common Stock and hereby makes payment of $ _____________ in payment of the actual exercise price thereof.


     __________________________________      (Signature)


     __________________________________   (Please print or type name)



                 _____________________________________________

                 INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK
                 ---------------------------------------------


     Name:

________________________________________________________
     (Please print or type name)

     Address:  ________________________________


               ________________________________


               ________________________________

                                ASSIGNMENT FORM
                                ---------------

        (To be completed only upon assignment of Underwriter's Warrant)

     For value received, the undersigned hereby sells, assigns and transfers unto


     Name: __________________________________________________________________

                          (Please type or print name)


  Address: _________________________________


           _________________________________


           _________________________________

the right to purchase Shares of Common Stock represented by the foregoing Underwriter's Warrant to the extent of _______________ Shares of Common Stock, and does hereby irrevocably constitute and appoint _____________________________ attorney, to transfer the Underwriter's Warrant on the books of the Company with full power of substitution in the premises.


Dated: _________________________, _____



                                                ________________________________
                                                         (Signature)



                                                ________________________________
                                                  (Please print or type name)